GRANITESHARES ETF TRUST

GRANITESHARES FUNDS	TICKER SYMBOL
GraniteShares 1.5x Long COIN Daily ETF	CONL
GraniteShares 1.25x Long F Daily ETF	FORL

SUPPLEMENT DATED AUgust 05, 2022

TO THE PROSPECTUS DATED july 28, 2022

GraniteShares 1.5x Long COIN Daily ETF and GraniteShares 1.25x Long F Daily ETF (the “Funds”), each a series of GraniteShares ETF Trust, are updating their disclosure regarding their investment strategies. Under the revised policy, the Funds will be actively managed.

●	For the GraniteShares 1.5X Long COIN Daily ETF, in the first paragraph under the Principal Investment Strategies on page 34 of the Prospectus, the word “passively” is changed for the word “actively” and should read: “The Fund is an actively managed exchange traded fund that attempts to replicate 1.5 times (150%) the daily percentage change the Underlying Stock by entering into a swap agreement on the Underlying Stock. The Fund aims to track an Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.””

●	For the GraniteShares 1.25X Long F Daily ETF, in the first paragraph under the Principal Investment Strategies on page 120 of the Prospectus, the word “passively” is changed for the word “actively” and should read: “The Fund is an actively managed exchange traded fund that attempts to replicate 1.25 times (125%) the daily percentage change of the Underlying Stock by entering into a swap agreement on the Underlying Stock. The Fund aims to generate 1.25 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.””

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Investors Should Retain This Supplement for Future Reference